UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Aberdeen India Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ABERDEEN INDIA FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

April 7, 2026

DEAR STOCKHOLDER:

We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders (the "Meeting") of Aberdeen India Fund, Inc. (formerly known as "The India Fund, Inc.") (NYSE: IFN; the "Fund") to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 on Wednesday, May 27, 2026 at 11:00 a.m., Eastern Time, for the purpose of considering and voting upon proposals to:

1.  Elect two Class II Directors to the Board of Directors.

2.  Consider the continuation of the term of one Director within Class III under the Fund's Corporate Governance Policies.

3.   Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

After careful consideration, the Board of Directors of the Fund, including all of the Independent Directors, recommends that you vote "FOR" the election or continuation, as applicable, of each of the nominees.

We will admit to the Meeting (1) all stockholders of record on April 1, 2026 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, we ask that you call us in advance at 1-800-522-5465.

If your completed proxy card is not received, you may be contacted by representatives of the Fund, the Fund's transfer agent, or the Fund's proxy solicitor, EQ Fund Solutions, LLC ("EQ"). EQ has been engaged to assist the Fund in soliciting proxies. Representatives of EQ will remind you to vote your shares. You may also call the number provided on your proxy card for additional information.

As always, we thank you for your confidence and support.

Sincerely,

Megan Kennedy
Vice President and Secretary

ABERDEEN INDIA FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 27, 2026

April 7, 2026

TO THE STOCKHOLDERS:

An Annual Meeting of Stockholders (the "Meeting") of Aberdeen India Fund, Inc. (formerly known as "The India Fund, Inc.") (the "Fund") will be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, May 27, 2026 at 11:00 a.m., Eastern Time, for the purpose of considering and voting upon proposals to:

1.  Elect two Class II Directors to the Board of Directors.

2.  Consider the continuation of the term of one Director within Class III under the Fund's Corporate Governance Policies.

3.  Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

We will admit to the Meeting (1) all stockholders of record on April 1, 2026 (the "Record Date"), (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a stockholder of record or a proxy holder of a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The close of business on April 1, 2026 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on Wednesday, May 27, 2026: This Notice, the proxy statement and form of proxy card are available on the Internet at http://www.aberdeenifn.com. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

By order of the Board of Directors,

Megan Kennedy,

Vice President and Secretary

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or to vote promptly by telephone or over the Internet according to the instructions on the enclosed proxy card, no matter how large or small your holdings may be.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer	John Doe
ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

ABERDEEN INDIA FUND, INC.

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

This Proxy Statement is furnished in connection with a solicitation by the Board of Directors of Aberdeen India Fund, Inc. (formerly known as "The India Fund, Inc.") (the "Board" of the "Fund," with members of the Board being referred to as "Directors") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on Wednesday, May 27, 2026, at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof (the "Meeting"), for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the accompanying form of proxy are first being sent on or about April 13, 2026 to stockholders of record as of April 1, 2026.

At the Meeting, stockholders will vote on a proposal to elect two Class II Directors and a proposal to approve the continuation of the term for one Director within Class III under the Fund's Corporate Governance Policies.

Stockholders who execute proxies retain the right to revoke them at the Meeting, by written notice received by the Secretary of the Fund at any time before they are voted or by delivering a duly executed proxy bearing a later date. Proxies that are not revoked will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted "FOR" each of the nominees for Director.

The close of business on April 1, 2026 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof (the "Record Date"). Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

On the Record Date, there were 42,651,950.0753 shares of the Fund's common stock outstanding.

Whether or not a quorum is present at the Meeting, the Chair of the Meeting, without notice other than by announcement at the Meeting, may adjourn the Meeting to a date not more than 120 days after the original record date. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the stockholders of the Fund entitled to cast at least a majority of the votes entitled to be cast.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. For purposes of the election of Directors, abstentions and "broker non-votes" will not be considered votes cast and will not affect the vote required for Directors.

We will admit to the Meeting (1) all stockholders of record on the Record Date, (2) persons holding proof of beneficial ownership on the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a stockholder of record or a proxy holder of a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors of the Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote the proxies in accordance with their best judgment on that matter.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal business address of the Fund is 1900 Market Street, Suite 200, Philadelphia, PA 19103.

The date of this Proxy Statement is April 7, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 27, 2026: The Proxy Materials and the Fund's most recent annual report for the fiscal year ended December 31, 2025 are available on the Internet at http://www.aberdeenifn.com. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2025, and any more recent reports, to any Fund stockholder upon request. To request a copy, please write to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Stockholder Meeting.

PROPOSAL 1. ELECTION OF DIRECTORS

Background

In accordance with the Fund's Articles of Amendment and Restatement, the Board is divided into three classes: Class I, Class II and Class III. Board members are divided among the Classes in as equal a number as possible, with each Class having a term of three years and one class being elected each year. If elected, each Director is entitled to hold office until the Annual Meeting of Stockholders held in the year in which his or her term expires, as noted below, or until his or her successor is elected and qualified.

At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the 2029 Annual Meeting of Stockholders or thereafter until their respective successors are elected and qualified. Ms. Nisha Kumar and Mr. Luis Rubio are the nominees for election as Class II Directors as their terms expire at this Meeting. The qualifications of Ms. Kumar and Mr. Rubio are described in more detail below. Despite the term of Ms. Kumar and Mr. Rubio each as a Class II Director, pursuant to the Fund's Corporate Governance Policies described below, Ms. Kumar and Mr. Rubio will be put forth for consideration by stockholders annually, hereafter, if elected at this Meeting.

The Board, including the Independent Directors, unanimously recommends that stockholders vote "FOR" each nominee as a Director.

PROPOSAL 2. CONTINUATION OF TERM FOR ONE DIRECTOR UNDER THE CORPORATE GOVERNANCE POLICIES

Background

The Board has adopted Corporate Governance Policies which include a policy requiring that after an Independent Director has served on the Board for three full consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by stockholders annually. Under the Corporate Governance Policies, Independent Directors currently serving on the Board will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following three complete consecutive terms following the later of the appointment of the Fund's then current investment manager or the initial election of the director by the Fund's stockholders, whichever is later. Ms. Nancy Yao is to be put forth for consideration by stockholders annually pursuant to the Corporate Governance Policies. Ms. Kumar and Mr. Rubio will also be put forth for consideration by stockholders annually, hereafter, if elected for a new term as Class II Directors as presented in Proposal 1.

The Board, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee ("Nominating Committee"), which is composed entirely of Independent Directors, recommends the continuation of Ms. Yao as a Director until the 2028 Annual Meeting.

If the continuation of the Director's term presented in Proposal 2 is not approved by Fund stockholders, the Director will be deemed to have tendered their resignation for consideration by the Board. The Nominating Committee of the Fund shall make a recommendation to the Board on whether to accept or reject the resignation, or whether other action shall be taken. The Board shall act on the resignation, taking into account the Nominating Committee's recommendation, and shall publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the voting results. Notably, the Director who tendered their resignation would not participate in the Nominating Committee's recommendation or the Board's decision with respect to their own resignation.

The Board, including the Independent Directors, unanimously recommends that stockholders vote "FOR" the continuation of the term of the Director under the Corporate Governance Policies.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election or continuation, as applicable, of the nominees listed below. Each nominee has consented to their being named in this Proxy Statement and have indicated that they will serve if elected or if their term is continued. If a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named as proxies in their discretion.

The following tables set forth certain information regarding the nominees for election or continuation as Directors to the Board of the Fund, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund. abrdn Inc., its parent company Aberdeen Group plc, and its advisory affiliates, including abrdn Asia Limited, are collectively referred to as "Aberdeen" in the tables below.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Board Memberships Held by Nominee**
Independent Director Nominees:
Nisha Kumar c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Class II Director and Member of the Nominating Committee	Term expires 2029, if elected; Director since 2016

Ms. Kumar is currently a board member on Birkenstock Holding plc, RealTruck, Inc., The Legg Mason Closed End Funds and Stonepeak-Plus Infrastructure Fund. She is a member of the Council on Foreign Relations. Previously, she was Managing Director, Chief Financial Officer, and Chief Compliance Officer of Greenbriar Equity Group LP from 2011 to 2022 and Director of The Asia Tigers Fund, Inc. from 2016 to 2018.

				1 Registrant consisting of 1 Portfolio	Director of 24 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates.
Luis F. Rubio c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1955	Class II Director and Member of the Audit and Nominating Committees	Term expires in 2029, if elected; Director since 1993

Mr. Rubio has been Chairman of Mexico Evalua- CIDAC since 2000 and Chairman, Mexican Council on Foreign Relations (2017-2020). He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 51 books. Former Director of The Asia Tigers Fund, Inc. Director of Cocacola Femsa.

				1 Registrant consisting of 1 Portfolio	Director of one registered investment company advised by Advantage Advisers LLC or its affiliates

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Board Memberships Held by Nominee**
Nancy Yao c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Director, Chair of the Fund's Board and Nominating Committee, and Member of the Audit and Nominating Committees	Term expires in 2028, if continuance is approved; Director since 2016

Ms. Yao has over 25 years of Asia, finance, and governance experience in for profit and non-profit organizations, including Goldman Sachs, CFRA, and the Yale-China Association. She is an assistant professor adjunct at Yale University where she teaches financial accounting and governance. Ms. Yao is a board member of the National Committee on U.S.-China Relations and a member of the Council on Foreign Relations. She also serves as an assistant dean at the David Geffen School of Drama at Yale. She received her MBA from the Yale School of Management and her AB in Diplomacy and World Affairs at Occidental College.

				8 Registrants consisting of 8 Portfolios	None.

The following table provides information concerning Directors whose terms continue beyond the Meeting:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies ("Registrants") Consisting of Investment "Portfolios" in Fund Complex* Overseen by Director	Other Board Memberships Held by Director**
Independent Director:
Rahn K.Porter c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1954	Class I Director and Member of the Audit and Nominating Committees	Term expires in 2027; Director since 2024	Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment
			Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.	7 Registrants consisting of 22 Portfolios	Director of CenturyLink Investment Management Company from 2006 to 2024, Director of BlackRidge Financial Inc. from 2004 to 2019.
Interested Director:
Alan Goodson*** c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Class I Director and President of the Fund	Term expires in 2027; Director since 2021

Currently, Executive Director and Head of Product & Client Solutions—Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

				2 Registrants consisting of 2 Portfolios	None.

*  As of the date of this proxy statement, the Fund Complex has a total of 17 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc., Aberdeen India Fund, Inc. (formerly, The India Fund, Inc.), abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (16 Portfolios), and abrdn ETFs (2 Portfolios).

**  Current directorships (excluding Fund Complex) as of the date of this proxy statement held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or (3) any company subject to the requirements of Section 15(d) of the 1934 Act.

***  Mr. Goodson is an "interested person," as defined in the 1940 Act because he serves as an officer of abrdn Inc., the Fund's administrator, and an affiliate of the Fund's investment manager.

Each Director was selected to join the Board based on a variety of factors including, but not limited to, the Director's ability to carry out his or her duties as a Director, the Director's background, business and professional experience, qualifications and skills. Each Director possesses the following specific characteristics: Ms. Kumar has financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; Ms. Yao has financial and research analysis experience in and covering the Asia region, experience in world affairs, and serving on the boards of other investment companies; Mr. Rubio has business and academic experience as president of a not-for-profit think tank focused on Mexico's economic and democratic development and has served as a board member of other investment companies; Mr. Porter has business experience and executive management and financial expertise as vice president and chief financial officer of public and private entities; and Mr. Goodson has financial and research analysis experience. Messrs. Goodson and Porter and Ms. Yao also have experience as a trustee/director of other funds within the Aberdeen fund complex. The Board has determined that Mr. Porter is an "audit committee financial expert" as explained further below.

The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level as a whole, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Director in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC") and do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Director Compensation

Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the investment manager of the Fund or an affiliate thereof during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid as a retainer and for meetings held during the fiscal year ended December 31, 2025 to each Director of the Fund and the aggregate compensation paid to them from all registered funds in the Aberdeen Fund Complex as a retainer and for meetings held during the fiscal year ended December 31, 2025. The Fund does not provide any pension or retirement benefits to Directors.

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment manager or that have an investment manager that is an affiliated person of the investment manager of any of the other registered investment companies. Investment companies are considered to be in the same family if they share the same investment manager or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively, although they are reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Name of Director	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex
Rahn K. Porter	$83,578.26	$466,882.08
Nancy Yao	$96,100.00	$410,021.20
Luis F. Rubio	$77,100.00	$77,100.00
Nisha Kumar	$77,561.30	$77,561.30
Alan Goodson*	$0	$0

*  Mr. Goodson is considered an Interested Director.

Beneficial Share Ownership

Based upon a review of the most recent filings made pursuant to Section 13 of the 1934 Act, as of March 16, 2026, there were no persons who may be deemed beneficial owners of 5% of more of the outstanding shares of the Fund.

Ownership of Securities

The following table provides information concerning the number and dollar range of equity securities beneficially owned by each Director or nominee as of March 16, 2026:

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Aberdeen Family of Investment Companies(1)
Rahn K. Porter	$10,001 — $50,000	Over $100,000
Nancy Yao	$10,001 — $50,000	Over $100,000
Luis F. Rubio	$10,001 — $50,000	$10,001 — $50,000
Nisha Kumar	$10,001 — $50,000	$10,001 — $50,000
Alan Goodson	$10,001 — $50,000	Over $100,000

(1)  "Aberdeen Family of Investment Companies" means those registered investment companies that are advised by abrdn Asia Limited, the Fund's investment manager, or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 16, 2026, no Director or executive officer, individually, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. At March 16, 2026, no Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, owned beneficially or of record any shares of abrdn Asia Limited ("abrdn Asia"), the Fund's investment manager, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with abrdn Asia.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the operation of the Fund. The Directors oversee the Fund's operations by, among other things, meeting at regularly scheduled meetings and as otherwise needed with the Fund's management and evaluating the performance of the Fund's service providers including the Fund's investment manager, administrator, custodian, and transfer agent. As part of this process, the Directors consult with the Fund's independent registered public accounting firm, and the directors who are not considered to be "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors"), consult with their own separate independent counsel.

The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future.

Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, abrdn Asia and its affiliates and other funds and clients managed by abrdn Asia with the objective that the Fund will be managed in a manner that is in the best interest of the Fund's stockholders.

The Board has five regularly scheduled meetings each year and additional meetings are scheduled as needed. Furthermore, the Board has a standing Audit Committee and a Nominating and Corporate Governance Committee, which meet periodically during the year and the responsibilities of which are described below, each composed entirely of Directors who are not "interested persons" of the Fund, abrdn Asia or its affiliates (together, "Aberdeen") within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards.

Officers of the Fund

The executive officers of the Fund are appointed by the Board annually to hold office until the next year and until their successors are chosen and qualified. "Aberdeen" in the chart below refers to the companies within Aberdeen Group plc, parent company of the investment manager and administrator. The current executive officers of the Fund who do not concurrently serve as a Director are:

Name, Address and Year of Birth	Position Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During at Least Past Five Years
Sharon Ferrari* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer & Chief Financial Officer Since 2023, Fund Officer Since 2013	Currently, Director, Product Management for Aberdeen. Ms. Ferrari joined Aberdeen as a Senior Fund Administrator in 2008.

Name, Address and Year of Birth	Position Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During at Least Past Five Years
Katie Gebauer* c/o abrdn Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Chief Compliance Officer and Vice President	Chief Compliance Officer since September 2025 and Vice President since 2023

Currently, Ms. Gebauer is Head of US Registered Fund Compliance. She serves as the Chief Compliance Officer for Aberdeen's US closed end funds, open end funds and ETFs. Ms. Gebauer joined Aberdeen in 2014.

Heather Hasson* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2018	Currently, Senior Product Development Manager. Previously, Senior Product Solutions and Implementation Manager, Product Governance US for Aberdeen. Ms. Hasson joined the company in November 2006.
Robert Hepp* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager—US for Aberdeen. Mr. Hepp joined Aberdeen as a Senior Paralegal in 2016.
Megan Kennedy* c/o abrdn Inc. 1900 Market Street, Suite 200, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2011	Currently, Senior Director, Product Governance for Aberdeen. Ms. Kennedy joined Aberdeen in 2005.
Michael Marsico* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager—US for Aberdeen. Mr. Marsico joined Aberdeen as a Fund Administrator in 2014.
Christian Pittard* c/o abrdn Investments Limited 280 Bishopsgate London EC2M 4AG United Kingdom Year of Birth: 1973	Vice President	Since 2011

Mr. Pittard is Head of Closed End Funds for Aberdeen and is responsible for the US and UK businesses. Aberdeen and its affiliates are currently the 5th largest listed Closed-End Fund manager in the world. He is also Managing Director of Corporate Finance, having done a significant number of closed end fund transactions in the US and UK since joining Aberdeen affiliates in 1999. Previously, he was Head of the Americas and the North American Funds business for Aberdeen based in the US.

Heather Reilly* c/o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since December 2025	Currently, a Senior Product Governance Manager for Aberdeen. Ms. Reilly joined Aberdeen in 2022.

Name, Address and Year of Birth	Position Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During at Least Past Five Years
Kolotioloma Silue* c/o abrdn Inc. 28 State Street, 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President	Since 2024	Currently, Senior Product Manager for Aberdeen. Mr. Silue joined Aberdeen in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.
Lucia Sitar* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President and Chief Legal Officer	Since 2012

Currently, Vice President and U.S. Counsel—Head of Product Governance for Aberdeen. Previously, Ms. Sitar was Head of Product Governance and Management and Managing U.S. Counsel for Aberdeen. She joined Aberdeen as U.S. Counsel in 2007.

Michael Taggart* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2024

Currently, Head of Closed-End Fund Investor Relations at Aberdeen. since 2023. Prior to that, he was Vice President of Investment Research and Operations at Relative Value Partners, LLC from June 2022. Prior to that, he was self-employed after having left Nuveen in November 2020, where he had served as Vice President of Closed-End Fund Product Strategy since November 2013.

Rita Tahilramani* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1987	Vice President	Since June 2025

Ms. Tahilramani is an Investment Director on the Asian Equities team. She joined the company in September 2023 from Invesco Asset Management (India) where she was responsible in covering India industrial and consumer sectors. Previously, she worked for Edelweiss and SBI Capital in research roles. Prior to research, she worked with Edelweiss Capital in the policy formulation and credit risk team. Previously she was a Computer Engineer at BNP Paribas.

James Thom* c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2019	Currently, a Senior Investment Director on the Asian Equities Team at Aberdeen. Mr. Thom joined the company in 2010.

*  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Audit Committee

The Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, abrdn Asia or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the NYSE listing standards. Currently, Mr. Porter is the Chair and Mr. Rubio and Ms. Yao are members of the Audit Committee. The Audit Committee convened four times during the fiscal year ended December 31, 2025. The principal functions of the Audit Committee are to appoint and retain the Fund's independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered, and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Porter is an "audit committee financial expert," as defined in Section 401(h) of Regulation S-K. The Audit Committee Charter states that no member of the Audit Committee may serve on the audit committees of more than three public companies, including the Fund, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to serve on the Audit Committee effectively. For purposes of this determination, service on multiple audit committees within the same fund complex is counted as service on a single audit committee. The Fund's Audit Committee Charter, as amended, is available on the Fund's website at http://www.aberdeenifn.com.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Pursuant to the Fund's Audit Committee Charter, the Audit Committee pre-approved all audit and non-audit services provided by KPMG LLP ("KPMG"), the Fund's independent registered public accounting firm, to the Fund in 2025. As set forth in the Audit Committee Charter, the Audit Committee has authorized the Chair of the Audit Committee to pre-approve certain services to be performed by KPMG, as necessary, between Audit Committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting. Representatives from KPMG are not expected to be present at the Meeting to make a statement or respond to questions from stockholders. If requested by any stockholder by two (2) business days before the Meeting, a representative from KPMG will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Nominating and Governance Committee

The Fund has established a Nominating and Governance Committee (the "Nominating Committee") to promote the effective participation of qualified individuals on the Board, committees of the Board, and to review, evaluate and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund so that the interests of stockholders of the Fund are well-served. In pursuit of this purpose, the Nominating Committee's responsibilities include the identification and nomination of new Directors and the coordination of the annual self-assessment of the performance of the Board and the Fund's committee structure to ensure the effective functioning of the Board. The members of the Nominating Committee are Ms. Yao, Chair, Ms. Kumar, and Messrs. Porter and Rubio.

The Nominating Committee makes nominations to fill vacancies for directors of the Fund and submits such nominations to the full Board. No director may be elected by the Board or nominated by the Board for election by stockholders unless nominated by the Nominating Committee. In nominating candidates, the Nominating Committee will seek to identify candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies, and the Fund in particular, may confront in fulfilling their duties to Fund stockholders. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by candidates and may take into account a wide variety of factors in considering prospective director candidates.

The Nominating Committee shall consider director candidates from such sources it deems appropriate, including candidates recommended by stockholders of the Fund. In order for the Nominating Committee to consider stockholder recommendations, the candidate must (i) satisfy any minimum qualifications of the Fund for its directors, including all qualifications provided under the Nominating Committee's Charter and in the Fund's organizational documents; (ii) not be an "interested persons" of the Fund as that term is defined in the 1940 Act; and (iii) must be "independent" as defined in the New York Stock Exchange ("NYSE") listing standards.

All stockholder recommendations must be submitted in writing to the Secretary of the Fund by the deadline for submission of any stockholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each stockholder or stockholder groups submitting proposed candidates must meet the requirements stated in the Nominating Committee Charter and in the Fund's organizational documents in order to recommend a candidate.

The Nominating Committee met once during the fiscal year ended December 31, 2025. The Fund's Nominating Committee Charter is available on the Fund's website at http://www.aberdeenifn.com.

Board Meetings

During the fiscal year ended December 31, 2025, the Board of Directors held five regular meetings. Each Director attended at least 75% of the meetings of the Board or the committee(s) of the Board on which the Director served.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Directors, certain officers and directors of the investment manager, affiliates of the investment manager, and persons who beneficially own more than 10% of the Fund's outstanding securities (collectively, the "Reporting Persons") to electronically file reports of ownership of the Fund's securities and changes in such ownership with the U.S. Securities and Exchange Commission and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from Reporting Persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal year ended December 31, 2025, the Fund's Reporting Persons timely filed all reports they were required to file under Section 16(a) except that late Form 3 filings were submitted for Alvin Siow Jiping following his appointment as a director of abrdn Asia.

Report of the Audit Committee

At a meeting held on February 27, 2026 the Audit Committee: (i) reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2025 with management; and (ii) discussed with KPMG, the Fund's independent registered public accounting firm, the matters required to be discussed by the applicable requirements of The Public Company Accounting Oversight Board ("PCAOB") and the SEC.

The Audit Committee also reports that it previously received (i) written confirmation from KPMG that KPMG is independent and (ii) written disclosures regarding such independence as required by the Public Company Accounting Oversight Board Rule 3526 and discussed with KPMG the independent registered public accounting firm's independence. In addition, the Audit Committee has reviewed the aggregate fees billed by KPMG for professional services rendered to the Fund and for non-audit services provided to: abrdn Asia, the Fund's investment manager, and any entity controlling, controlled by or under common control with abrdn Asia that provided services to the Fund. As part of this review, the Audit Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of KPMG.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements for the fiscal year ended December 31, 2025 be included in the Fund's most recent annual report filed with the SEC.

Submitted by the Audit Committee of the Fund's Board of Directors

Rahn K. Porter
Nancy Yao
Luis F. Rubio

Required Vote

Directors are elected by a majority of all the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. A "majority of the votes" cast means that the number of shares voted "FOR" a Director must exceed the number of votes cast "AGAINST" that Director. There will be no cumulative voting with respect to the Proposals.

Please note that unless otherwise instructed, the proxies will vote "FOR" each nominee for Director.

The Board, including the Independent Directors, unanimously recommends that stockholders vote "FOR" each nominee for Director.

ADDITIONAL INFORMATION

Service Providers

abrdn Asia currently serves as the Fund's investment manager. The address of abrdn Asia is 7 Straits View, #23-04 Marina One East Tower, Singapore 018936. abrdn Asia is a wholly-owned indirect subsidiary of Aberdeen Group plc.

abrdn Inc. currently serves as the Fund's administrator. The address of abrdn Inc. is 1900 Market Street, Suite 200, Philadelphia, PA 19103. abrdn Inc. is a wholly-owned indirect subsidiary of Aberdeen Group plc.

abrdn Inc. subcontracts certain of its administrative responsibilities as administrator to State Street Bank and Trust Company. The address of State Street Bank and Trust Company is One Heritage Drive, North Quincy, MA 02171.

Independent Registered Public Accounting Firm

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund's independent registered public accounting firm. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent registered public accounting firm. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent registered public accounting firm to abrdn Asia or any entity controlling, controlled by, or under common control with abrdn Asia if such services relate directly to the operations and financial reporting of the Fund. As set forth in the Audit Committee Pre-Approval Policies, the Audit Committee has authorized the Chair of the Audit Committee to pre-approve certain services to be performed by KPMG, as necessary, between audit committee meetings which would then be presented to the full Audit Committee at its next regularly scheduled meeting.

Audit Fees. The aggregate fees paid to KPMG for the fiscal year ended December 31, 2025 and the fiscal year ended December 31, 2024 in connection with the annual audit of the Fund's financial statements and for services normally provided in connection with the statutory and regulatory filings of the Fund were $70,100 and $121,800, respectively, including out-of-pocket expenses.

Audit-Related Fees. The aggregate fees paid to KPMG for the fiscal year ended December 31, 2025 and the fiscal year ended December 31, 2024 in connection with assurance and related services reasonably related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, were $0 and $0, respectively.

Tax Fees. The aggregate fees paid for domestic and international tax-related services, including tax compliance, tax advice and tax planning, rendered to the Fund by KPMG for the fiscal years ended December 31, 2025 and December 31, 2024 were $0 and $0, respectively.

All Other Fees. The aggregate non-audit fees billed by KPMG for the fiscal year ended December 31, 2025 and for the fiscal year ended December 31, 2024 for services rendered to the Fund, abrdn Asia, the Fund's investment manager, and any entity controlling, controlled by or under common control with the Fund or abrdn Asia that provided ongoing services to the Fund were $1,253,744 and $629,124, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of KPMG.

None of the services described above, provided in the fiscal year ended December 31, 2025, were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

The Audit Committee has considered whether the provision of non-audit services that were rendered to abrdn Asia and any entity controlling, controlled by, or under common control with abrdn Asia that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Stockholder Proposals

All proposals by stockholders of the Fund that are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2027, must be received by the Fund (addressed to Aberdeen India Fund, Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103) in order to be considered for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than 120 calendar days prior to April 13, 2027 (the first anniversary of the date of the release of this year's proxy statement). Any stockholder who desires to bring a proposal for consideration at the Fund's 2027 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to Aberdeen India Fund, Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103) not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting (May 27, 2027). However, in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date (May 27, 2027), notice by the stockholder to be timely must be so delivered not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Any stockholder proposal intended to be included in the Fund's proxy statement, including any accompanying supporting statement, may not exceed 500 words. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act and Section 4(b) of the By-Laws of the Fund. The timely submission of a proposal does not guarantee its inclusion in a Fund's proxy materials.

Stockholder Communications with the Board of Directors

The Fund has adopted procedures by which Fund stockholders may send communications to the Board. Stockholders may mail written communications to the Board to the attention of Directors of Aberdeen India Fund, Inc., c/o the Fund's Chief Legal Officer, 1900 Market Street, Suite 200, Philadelphia, PA 19103. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the number of shares held by the stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a stockholder of the Fund, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act or any communication made in connection with such a proposal.

The Fund does not have a formal policy regarding attendance by Directors at Annual Meetings of Stockholders. One Director attended the 2025 Annual Meeting of Stockholders.

Expenses of Proxy Solicitation

The costs of preparing, printing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund, even if the proposals are not successful, as will all of the other costs in connection with the Meeting. Proxies may also be solicited personally by Directors and officers of the Fund, by employees of the Fund's transfer agent, and by regular employees of abrdn Asia, its respective affiliates or other representatives of the Fund, and may be accomplished by telephone in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses so incurred.

In addition, EQ has been retained to assist in the solicitation of proxies and will receive an estimated fee of $2,500 and be reimbursed for its reasonable expenses, which are expected to be $825-$1,350. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 13, 2026. As mentioned above, EQ has been engaged to assist in the solicitation of proxies. As the date of the Meeting approaches, certain stockholders of the Fund may receive a call from a representative of EQ, if the Fund has not yet received their vote. Authorization to permit EQ to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Fund at 1-800-522-5465.

Please vote promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the instructions on the enclosed proxy card for voting by telephone or over the Internet.

April 7, 2026

By order of the Board of Directors,

Megan Kennedy
Vice President and Secretary

PROXYEVERY VOTE IS IMPORTANT ABERDEEN INDIA FUND, INC. PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. ABERDEEN INDIA FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2026 THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned Stockholder(s) of Aberdeen India Fund, Inc., formerly known as The India Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Megan Kennedy, Robert Hepp and Lucia Sitar, or any one of them true and lawful attorneys each with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held on Wednesday, May 27, 2026, at 11:00 a.m. Eastern Time, at the offices of abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment thereof as indicated on the reverse side. Please refer to the Proxy Statement for a discussion of these matters. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. Receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for directors in Proposal 1 and Proposal 2. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 IFN_35086_032626 PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code SCAN The QR code or visit www.proxy-direct.com to vote your shares CALL 1-800-337-3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Stockholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 27, 2026

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Aberdeen India Fund, Inc. Stockholder Meeting to be held on May 27, 2026, at 11:00 a.m. (Eastern Time) The Proxy Statement for this meeting is available at: http://www.aberdeenifn.com IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated April 7, 2026 and upon all other such matters as may properly come before the meeting or any adjournment thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTORS IN THE PROPOSALS. 1. To elect two Class II Directors to hold office until the 2029 Annual Meeting of Stockholders. FOR AGAINST ABSTAIN 01. Nisha Kumar 02. Luis Rubio 2. Consider the continuation of the term of one Director within Class III under the Fund’s Corporate Governance Policies. FOR AGAINST ABSTAIN 01. Nancy Yao 3. Transact such other business as may be properly presented at the Meeting or any adjournments or postponements thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IFN 35086 xxxxxxxx / /